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                                     EXHIBIT 10.1

                                  RESIGNATION LETTER


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                                              CREST INTERNATIONAL HOLDINGS, LLC

                                                    320 PARK AVENUE, 17TH FLOOR
                                                      NEW YORK, NEW YORK  10022
                                                     TELEPHONE:  (212) 317-2700
                                                           FAX:  (212) 317-2710





October 20, 1997

Jared E. Abbruzzese
Chairman
CS Wireless Systems
12 Corporate Woods Blvd.
Suite 102
Albany, NY  12211

Dear Jerry:

As you are aware Crest is taking up an abundance of my time. In order to achieve my goals for Crest, unfortunately little time is available for other commitments. As a result, I feel obligated to resign my position on the CS Wireless Board. Thank you for affording me the opportunity to participate on the Board over this past year.

If there is anything I can help you with in the future in respect to CS, please feel free to call.

Sincerely,

William W. Sprague

cc:  D. Webb
     R. Rodriguez